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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

May 15, 2002

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)

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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873

                                    ---------
                            (Commission File Number)


                               14400 Sweitzer Lane
                                Laurel, MD 20707

                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    On May 15, 2002, we dismissed Arthur Andersen LLP as our independent public accountants. The Board of Directors approved the dismissal of Arthur Andersen LLP upon the recommendation of our Audit Committee.

    Arthur Andersen LLP has been our independent public accountants since October 2001 and their report on our financial statements for the fiscal year ended December 31, 2001 contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Through the date of dismissal, we have not had any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor any reportable events.

    We have provided Arthur Andersen LLP with a copy of this disclosure and have requested that Arthur Andersen furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Arthur Andersen LLP's letter to the SEC, dated May 15, 2002, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

         The following exhibit is filed herewith:

         Exhibit  16.1   Letter regarding a change in certifying accountant.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 15, 2002


                               DIGEX, INCORPORATED
                                  (Registrant)

                              /s/ T. SCOTT ZIMMERMAN
                              -----------------------
                               T. Scott Zimmerman
                        Interim Chief Financial Officer,
                          Vice President and Controller












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                                  EXHIBIT INDEX



Exhibit No.             Description
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16.1                    Letter regarding a change in certifying accountant